FIFTH AMENDMENT TO CREDIT AGREEMENT
This Fifth Amendment to Credit Agreement is dated December 1, 2025, by and between Moog Inc. Stock Employee Compensation Trust (subject to the provisions of Section 1.2.13 of the Credit Agreement, the "Borrower") and Citizens Bank, N.A., a national banking association (successor by merger to Citizens Bank of Pennsylvania) (the "Bank") (the "Amendment").
W I T N E S S E T H:
WHEREAS, the Borrower and the Bank entered into that certain Credit Agreement, dated July 26, 2018, as amended by that certain (i) First Amendment to Credit Agreement, dated September 3, 2019, (ii) Second Amendment to Credit Agreement, dated July 15, 2021, (iii) Third Amendment to Credit Agreement, dated April 21, 2023, and (iv) Fourth Amendment to Credit Agreement, dated November 6, 2024 (as further amended, modified, supplemented or restated from time to time, the "Credit Agreement"); and
WHEREAS, the Borrower desires to amend certain provisions of the Credit Agreement and the Bank shall permit such amendments pursuant to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:
1.All capitalized terms used herein which are defined in the Credit Agreement shall have the same meaning herein as in the Credit Agreement unless the context clearly indicates otherwise.
2.Section 1.1 of the Credit Agreement is hereby amended by deleting the following definition in its entirety and in its stead inserting the following:
Expiration Date shall mean the earlier of (i) April 24, 2027 and (ii) the occurrence of a Termination Event.
3.The provisions of Section 2 of this Amendment shall not become effective until the Bank has received the following items, each in form and substance acceptable to the Bank and its counsel:
(a)    this Amendment, duly executed by the Borrower and the Bank;
(b)    payment of all fees and expenses owed to the Bank and the Bank's counsel in connection with this Amendment; and
(c)    such other documents as may be reasonably requested by the Bank.
4.The Borrower hereby reconfirms and reaffirms all representations and warranties, agreements and covenants made by it pursuant to the terms and conditions of the Credit Agreement, except representations and warranties that expressly relate solely to an earlier date or time, which representations and warranties are true and correct on and as of the specific dates or times referred to therein, and except as such representations and warranties, agreements and covenants may have heretofore been amended, modified or waived in writing in accordance with the Credit Agreement.
5.The Borrower acknowledges and agrees that each and every document, instrument or agreement, which at any time has secured the Obligations including, without limitation, the Guaranty Agreement(s) hereby continues to secure the Obligations.
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6.The Borrower hereby represents and warrants to the Bank that (i) the Borrower has full power to enter into, execute, deliver and carry out this Amendment and the other documents executed in connection herewith and all such actions have been duly authorized by all necessary proceedings on its part, (ii) neither the execution and delivery of this Amendment or the other documents executed in connection herewith by the Borrower nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by the Borrower will conflict with, constitute a default under or result in any breach of (a) the terms and conditions of the Trust Agreement or other organizational documents of the Borrower or (b) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which the Borrower is a party or by which it is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of the Borrower, and (iii) each of this Amendment and the other documents executed in connection herewith has been duly and validly executed and delivered by the Borrower and constitutes legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that enforceability of any of such Loan Document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.
7.The Borrower represents and warrants that (i) no Potential Default or Event of Default exists under the Credit Agreement, nor will any occur as a result of the execution and delivery of this Amendment or the performance or observance of any provision hereof and (ii) it presently has no known claims or actions of any kind at Law or in equity against the Bank arising out of or in any way relating to the Loan Documents.
8.To induce the Bank to enter into this Amendment, the Borrower hereby releases, acquits and forever discharges the Bank, and all officers, directors, agents, employees, successors and assigns of the Bank, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that the Borrower now has or ever had against the Bank arising under or in connection with the Credit Agreement or any of the other Loan Documents or otherwise, in each case arising prior to the date of this Amendment. The Borrower represents and warrants to the Bank that the Borrower has not transferred or assigned to any Person any such claim that the Borrower ever had or claimed to have against the Bank.
9.Each reference to the Credit Agreement that is made in the Credit Agreement or any other document executed or to be executed in connection therewith shall hereafter be construed as a reference to the Credit Agreement as amended hereby.
10.The agreements contained in this Amendment are limited to the specific agreements made herein. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. This Amendment amends the Credit Agreement and is not a novation thereof.
11.This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts each of which, when so executed, shall be deemed to be an original, but all such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by e-mail or telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.
12.This Amendment shall be deemed to be a contract under the Laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal Laws of the State of New York without regard to its conflict of laws principles. The Borrower hereby consents to the jurisdiction and venue of the courts of the State of New York sitting in New York County, New York and the United States District Court for the Southern District of New York with respect to any suit arising out of or mentioning this Amendment.
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IN WITNESS WHEREOF, and intending to be legally bound, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers on the day and year first above written.
BORROWER:
    Moog Inc. Stock Employee Compensation Trust
        By: /s/ Robert T. Brady
        Name:    Robert T. Brady
        Title:    Trustee

BANK:
Citizens Bank, N.A.
By: /s/ Edward J. Kloecker, Jr.
Name:    Edward J. Kloecker, Jr.
Title:    Senior Vice President

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CONSENT OF GUARANTOR

    The undersigned guarantor (the "Guarantor") consents to the provisions of the foregoing Fifth Amendment to Credit Agreement (the "Amendment") and confirms and agrees that: (a) the Guarantor's obligations under its Guaranty and Suretyship Agreement, dated July 26, 2018 (the "Guaranty"), shall be unimpaired by the Amendment; (b) the Guarantor has no defenses, set-offs, counterclaims, discounts or charges of any kind against Citizens Bank, N.A., a national banking association (successor by merger to Citizens Bank of Pennsylvania), its officers, directors, employees, agents or attorneys with respect to its Guaranty; and (c) all of the terms, conditions and covenants in the Guaranty remain unaltered and in full force and effect and are hereby ratified and confirmed and apply to the Guarantor's obligations, as modified by the Amendment. The Guarantor certifies that all representations and warranties made in its Guaranty are true and correct in all respects as of the date of the Amendment.

    IN WITNESS WHEREOF, the due execution of this Consent of Guarantor as of the date of the Amendment, intending to be legally bound hereby.

        Moog Inc.
        By: /s/ Eric Moss
        Name:    Eric Moss
        Title:    Treasurer

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